UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 17, 2017
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	3
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting held on May 17, 2017, shareholders considered and approved the four proposals that management presented, each of which is described in more detail in the Company's Proxy Statement filed on March 31, 2017.

The results detailed below represent the final voting results as certified by the Inspectors of Election:

Proposal 1

The shareholders elected the following thirteen directors to hold office until the 2018 Annual Meeting of Shareholders: Wesley G. Bush, Marianne C. Brown, Victor H. Fazio, Donald E. Felsinger, Ann M. Fudge, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley and Mark A. Welsh III.

Director	For	Against	Abstain	Broker Non-Vote
Wesley G. Bush	133,165,481	3,730,530	775,737	19,364,070
Marianne C. Brown	135,787,912	1,334,331	549,505	19,364,070
Victor H. Fazio	132,487,015	4,518,004	666,729	19,364,070
Donald E. Felsinger	134,899,661	2,030,819	741,268	19,364,070
Ann M. Fudge	135,510,012	1,558,658	603,078	19,364,070
Bruce S. Gordon	133,063,557	3,959,778	648,413	19,364,070
William H. Hernandez	134,775,516	2,129,149	767,083	19,364,070
Madeleine A. Kleiner	135,243,188	1,765,178	663,382	19,364,070
Karl J. Krapek	135,178,737	1,730,253	762,758	19,364,070
Gary Roughead	135,522,367	1,510,000	639,381	19,364,070
Thomas M. Schoewe	135,625,755	1,328,313	717,680	19,364,070
James S. Turley	134,332,002	2,621,847	717,899	19,364,070
Mark A. Welsh III	135,942,459	1,127,247	602,042	19,364,070

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
131,254,906	5,167,306	1,249,536	19,364,070

Proposal 3

The shareholders approved, on an advisory basis, a preferred frequency of one year for future votes on the compensation of the Company's named executive officers, with a vote of:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
122,032,727	1,342,840	13,690,271	605,910	19,364,070

In addition, the Company has decided, consistent with the Board’s recommendation and the vote of shareholders, to submit to shareholders an advisory vote on the compensation of the Company's named executive officers annually until the next required vote on the frequency of shareholder votes on the compensation of the Company's named executive officers.

Proposal 4

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2017 with a vote of 153,233,172 shares for, 3,098,151 shares against and 704,495 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 22, 2017

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